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         NOTE EXCHANGE AGREEMENT, dated as of June [ ], 2001, among UNITED
SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company"), USP DOMESTIC HOLDINGS, INC., a Delaware corporation ("USP Domestic"), and WCAS CAPITAL PARTNERS III, L.P., a Delaware limited partnership (the "Holder").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Securities Purchase Agreement dated as of March 27, 2000 (the "Purchase Agreement") among the Company, the Holder and certain other investors, the Holder purchased a 10% Senior Subordinated Note in the principal amount of $36,000,000 (the "Note") of the Company; and

         WHEREAS, the Company used the proceeds from the sale of the Note to make loans to USP Domestic, which is a wholly owned subsidiary of the Company; and

         WHEREAS, in consideration for the loans made by the Company and for purposes of this Agreement, USP Domestic will issue its 10% Senior Subordinated
Note in the principal amount of $36,000,000, which will be in the form attached hereto as Annex 1 (the "New Note"); and

         WHEREAS, the Company has agreed to deliver to the Holder, and the Holder has agreed to accept, the New Note as payment in full of the Note, all on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.        EXCHANGE OF NOTES.

                  (a) Immediately prior to the effective date of the initial public offering (the "Initial Public Offering") of the Company's Common Stock, $.01 par value ("Common Stock"), registered under the Securities Act of 1933, as amended (the "Securities Act"), the Holder shall transfer and assign to the Company all of its right, title and interest in and to the Note and, in connection therewith, the Holder shall deliver Note to the Company for cancellation.

                  (b) Solely in exchange for the Note transferred and assigned to the Company by the Holder, and against delivery thereof as aforesaid, (i) USP Domestic shall execute and deliver the New Note, dated as of the date of such exchange, to the Company, (ii) the Company shall deliver the New Note to the Holder and (iii) the Company shall pay to the Holder any accrued and unpaid interest on the Note as of the date of such exchange.

         SECTION 2. CLOSING. The closing of the transactions contemplated by
Section 1 hereof shall take place immediately prior to the Initial Public Offering at the offices of the Company, or

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at such other place as may be mutually agreed upon by the Holder and the
Company. The Company shall give notice to the Holder at least five days prior to the Initial Public Offering.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND USP DOMESTIC. The Company and USP Domestic each represents and warrants to the Holder as follows:

                  (a) ORGANIZATION AND CORPORATE POWER. The Company and USP Domestic each is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company and USP Domestic each has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute, deliver and perform this Agreement. USP Domestic has the corporate power and authority to execute and deliver the New Note as provided in this Agreement. The Company has the corporate power and authority to assign and deliver the New Note to the Holder.

                  (b) AUTHORIZATION OF AGREEMENTS, ETC. Each of (i) the execution and delivery by the Company and USP Domestic of this Agreement, (ii) the performance by the Company and USP Domestic of their respective obligations hereunder and (iii) the execution and delivery of the New Note by USP Domestic, has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of either USP Domestic or the Company, or any provision of any indenture, agreement or other instrument to which USP Domestic, the Company or any subsidiary, or any of the properties or assets of USP Domestic, the Company or any subsidiary is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of USP Domestic, the Company or any subsidiary. The New Note has been duly authorized by USP Domestic and, when issued and delivered in accordance with this Agreement, will be a valid and enforceable obligation of USP Domestic.

                  (c) VALIDITY. This Agreement has been duly executed and delivered by the Company and USP Domestic and constitutes the legal, valid and binding obligation of the Company and USP Domestic, enforceable against each of them in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general principles of equity.

                  (d) GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Holder set forth in Section 4 hereof, no registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement or the execution and delivery of the New Note pursuant to the terms hereof.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:

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                  (a)      TITLE TO NOTE. The Holder is the lawful owner, of
record and beneficially, of the Note, which is free and clear of all liens, charges and encumbrances and is not subject to any claims of any kind whatsoever in favor of any person or entity.

                  (b) INVESTMENT REPRESENTATIONS. The Holder is acquiring the New Note for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. The Holder understands that it must bear the economic risk of the Holder's investment for an indefinite period of time because the New Note is not registered under the Securities Act or any applicable state securities laws, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available. The Holder agrees not to pledge, transfer, convey or otherwise dispose of any interest in the New Note, except in a transaction that is the subject of either (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an opinion of counsel to the effect that such registration is not required.

         SECTION 5. MISCELLENEOUS.

                  (a) SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement. Nothing in this Agreement shall in any manner alter the rights of the Holder under the Purchase Agreement.

                  (b) PARTIES IN INTEREST; THIRD PARTY BENEFICIARIES. All the covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind their successors and assigns, whether so expressed or not. This Agreement is not intended to confer any rights or remedies upon any person other than the parties hereto.

                  (c) NOTICES. Any notice or other communication required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument that is (w) delivered in person, (x) sent by first class certified mail, postage prepaid, (y) sent by nationally recognized overnight courier or (z) sent by facsimile (and followed by a copy of such notice sent in a manner described (in any of (w)-(y) above), in each case addressed to such party as follows:

                  (i)      if to the Company or USP Domestic, to:

                           United Surgical Partners International, Inc.
                           17103 Preston Road
                           Suite 200 North
                           Dallas, Texas 75248
                           Attention: Donald Steen
                           Facsimile No.: (972) 267-0084

                           with a copy to:

                           Nossaman, Guthner, Knox & Elliott, LLP
                           445 South Figueroa Street, 31st Floor
                           Los Angeles, California 90071
                           Attention: Robert D. Mosher

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                           Facsimile No.: (213) 612-7801

                  (ii)     if to the Holder:

                           c/o Welsh, Carson, Anderson & Stowe
                           329 Park Avenue
                           Suite 2500
                           New York, NY  10022-9500
                           Facsimile No.: (212) 893-9575

                           with a copy to:

                           Reboul, MacMurray, Hewitt, Maynard & Kristol
                           45 Rockefeller Plaza
                           New York, NY 10111
                           Facsimile No.: (212) 841-5725
                           Attention:  Othon A. Prounis, Esq.

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing, (c) in the case of delivery by overnight courier, on the business day following the date of delivery to such courier, and (d) in the case of facsimile, when received.

                  (d) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified except in a writing signed by all of the parties hereto.

                  (e) TERMINATION. If the Initial Public Offering has not occurred on or prior to December 31, 2001, this Agreement shall automatically terminate.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the parties hereto have executed this Note Exchange
Agreement as of the day and year first above written.


COMPANY:                                    UNITED SURGICAL PARTNERS
                                             INTERNATIONAL, INC.



                                            By________________________________
                                                  Name:
                                                  Title:



USP DOMESTIC:                               USP DOMESTIC HOLDINGS, INC.



                                            By________________________________
                                                  Name:
                                                  Title:





HOLDER:                                     WCAS CAPITAL PARTNERS III, L.P..

                                            By:  WCAS CP III Associates, L.L.C.
                                                 General Partner




                                                 By___________________________
                                                       Jonathan M. Rather
                                                       General Partner


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